                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                           MMF LT, LLC

Address:                                        11 Times Square, 39th Floor
                                                New York, NY 10036

Date of Event Requiring Statement:              06/09/2023

Name:                                           Moore Global Investments, LLC

Address:                                        11 Times Square, 39th Floor
                                                New York, NY 10036

Date of Event Requiring Statement:              06/09/2023

Name:                                           Moore Capital Advisors, L.L.C.

Address:                                        11 Times Square, 39th Floor
                                                New York, NY 10036

Date of Event Requiring Statement:              06/09/2023

Name:                                           Louis M. Bacon

Address:                                        11 Times Square, 39th Floor
                                                New York, NY 10036

Date of Event Requiring Statement:              06/09/2023